SUPPLEMENT

DATED FEBRUARY 4, 2011 TO

HARTFORD MONEY MARKET HLS FUND

PROSPECTUS AND SUMMARY PROSPECTUS

EACH DATED MAY 1, 2010, AS LAST AMENDED NOVEMBER 1, 2010

(THE “PROSPECTUS”)

Effective March 1, 2011, the above referenced Prospectus is revised as follows with respect to Hartford Money Market HLS Fund (the “Fund”):

Effective March 1, 2011, the Board of Directors approved a six months’ extension of the reduction of payment of distribution and service fees under the Fund’s 12b-1 Plan of Distribution to zero currently in effect for 12b-1 for Class IB during this time period.  The 12b-1 payments to financial intermediaries by the Fund’s distributor will be zero for Class IB.  The Hartford may be required to pay out of its own resources the equivalent of 12b-1 fees to financial intermediaries notwithstanding the reduction of the 12b-1 fees.  The Board expects to reconsider the level of 12b-1 fees at its August 2011 meeting.  The Board’s action may be changed at any time.

THIS SUPPLEMENT SHOULD BE RETAINED WITH YOUR PROSPECTUS FOR

FUTURE REFERENCE